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                                                                    EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of June 28, 2000, by and among MEGAWORLD, INC., a Delaware corporation (the "Company"), and the undersigned (the "Holder").

                                    Recitals

         WHEREAS, in connection with the sale to the undersigned of shares of common stock, par value $. 0001 per share (the "Common Stock"), of the Company pursuant to that certain Common Stock Purchase Agreement (the "Stock Agreement") by the Company to sell a total of 495,833 shares (the "Shares") of its Common Stock, at a purchase price of $1.50 per share, the Company has agreed to enter into this Registration Rights Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows;

1. Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

                       "Best lawful efforts" means the efforts that a prudent business person desirous of achieving a result would use under similar circumstances to ensure that such result is achieved as expeditiously as possible.

                       "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                       "Common Stock" means the Common Stock, par value $.0001, of the Company.

                       "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                       "Initial Public Offering" means a public offering of Common Stock pursuant to a registration statement filed under the Securities Act; provided, however, that the term "Initial Public Offering" shall not include any offering pursuant to a registration statement (i) relating to any capital stock of the Company or options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company or any of its affiliated corporations, (ii) relating to any employee benefit plan or interests therein, (iii) filed pursuant to Rule 145 under the Securities Act or any successor or similar provision, (iv) relating principally to any preferred stock or debt securities of the Company or (v) relating to the registration statement which the Company has agreed to file in connection with its offering to certain creditors of Total Building Systems, Inc., a wholly owned subsidiary of the Company, in consideration for payment and cancellation of an aggregate of approximately $1,000,000 of debt (the "TBS Registration").

                       "Registrable Securities" means any Common Stock of the Company issued or issuable by the Company to the Holder pursuant to the Stock Agreement, and other securities issued or issuable to the Holder in respect of the above upon any stock split, stock dividend, recapitalization, or similar event; excluding in all cases, however, any Common Stock or other security transferred pursuant to a registration statement or pursuant to Rule 144 under the Securities Act.

                       The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.



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                       "Registration Expenses" means all expenses, other than
         Selling Expenses (as defined below), incurred by the Company in complying with Section 2.1 hereof, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                       "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                       "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holder and, except as set forth above, all fees and disbursements of counsel for the Holder.

2.       Piggyback Registration Rights.

         2.1      Company Registration.

                  (a) Notice of Registration. If at any time or from time to time the Company determines to register on a form that permits the sale of Registrable Securities a public offering of any of its securities for cash, either for its own account or the account of a security holder or the Holder, other than (i) on Form S-4 or S-8 or any successor or similar form, (ii) in connection with the Initial Public Offering, or before (but not in connection with) the Initial Public Offering, (iii) relating to any capital stock of the Company under options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company, or any of its subsidiaries or affiliates, (iv) filed pursuant to Rule 145 under the Securities Act or any successor or similar provision, (v) relating to any employee benefit plan or interests therein, or (vi) relating principally to preferred stock or debt securities of the Company, the Company will:

                       (1) promptly give to the Holder written notice thereof, and

                       (2) use its best lawful efforts to include in such registration (and any related qualification under blue sky laws or other compliance), all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by the Holder.

                  (b) Underwriting Agreement. If the Company elects to use an underwriter and the Holder has requested the inclusion of Registrable Securities in such registration, the Holder shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

                  Notwithstanding anything herein to the contrary, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten or that the amount of securities requested to be included in such registration (whether by the Company, the Holder, or other holders of the Company's securities pursuant to any other rights granted by the Company to demand inclusion of any such securities in such registration) exceeds the amount of such securities which can be successfully sold in such offering, the managing underwriter may limit some or all of the Registrable Securities sought to be registered on behalf of the Holder pursuant to Paragraph 2.1 above in the following order (such rights are the managing underwriters' "Cutback Rights"):

                       (A) First, all of the securities offered by holders of Company securities whose rights to include their securities in such registration are junior, by their terms, to rights of the Holders hereunder shall be reduced in proportion to their respective holdings for which registration has been requested. The Company agrees that except as expressly provided herein, the rights of the Holders under this Agreement shall not be junior to the registration rights of any other Company stockholders.



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                       (B) If, after eliminating all securities described in
paragraph (A) from the proposed registration, a limitation is still required, the number of Registrable Securities and the number of other Company securities ("Other Registrable Securities") which are held by holders whose right to register such securities are pari passu (i.e., of equal stature) with the right of the Holder hereunder to register the Registrable Securities, then the Registrable Securities and the Other Registrable Securities shall be reduced , to the extent required by such limitation, in proportion to the respective amounts, as nearly as practicable, of Registrable Securities and Other Registrable Securities requested to be included in such registration by the Holder and by all holders of such Other Registrable Securities.

                       (C) If the proposed registration is a secondary registration on behalf of holders of securities of the Company who have the right to require such registration (and not merely the right to participate in a registration initiated by another party)("Demand Registration Rights"), and such registration is pursuant to such Demand Registration Rights, and after eliminating all securities described in paragraph (A) and (B) from the proposed registration a limitation is still required, then all of the securities offered by holders of Demand Registration Rights shall be reduced in proportion to their respective holdings for which registration has been requested.

                       (1) If the proposed registration is a primary registration on behalf of the Company in connection with an underwritten public offering, and after eliminating all securities described in paragraph (A) and
(B) from the proposed registration a limitation is still required, then the securities proposed to sold by the Company shall be reduced.

         To facilitate the allocation of shares in accordance with the above provisions, the managing underwriters and the Company may round the number of shares allocable to the Holder or any Other Registrable Securities Holder to the nearest 100 shares.

         For purposes of the Cutback Rights, the TBS Registration shall be deemed to be pursuant to Demand Registration Rights.

                  If the Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw his Registrable Securities from the registration statement covering such offering, by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date of such registration statement. Any Registrable Securities so withdrawn from such underwriting shall be withdrawn from such registration, and shall be withdrawn from the market for a period of 120 days after the effective date of the registration statement relating thereto, or such other period of time as the underwriters may require.

                  (c) Right to Terminate Registration. The Company has the right to terminate or withdraw any registration initiated by it under this Section 2.1 prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration.

                  (d) Delay of Registration. No Holder has any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that may arise with respect to the interpretation or implementation of Section 2.

         2.2 Expenses of Registration. All Registration Expenses shall be borne by the Company. Unless otherwise agreed by the Company, all Selling Expenses relating to securities registered on behalf of the Holder shall be borne by the Holder pro rata on the basis of the number of shares so registered.

         2.3 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement the Company will keep the Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

                       (1) Subject to Section 2.1(c), prepare and file with the Commission a registration statement with respect to such securities and use its best lawful efforts to cause such registration statement to



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become and remain effective for at least 90 days or until the distribution described in the Registration Statement has been completed;

                       (2) Furnish to each underwriter such number of copies of a prospectus, a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such underwriter may reasonably request in order to facilitate the public sale of the shares by such underwriter, and promptly furnish to each underwriter and the Holder notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities; and

                       (3) Use its best lawful efforts to cause all Registrable Securities included in such registration to be listed or authorized for inclusion on each securities exchange or similar trading system on which similar securities issued by the Company are then listed or authorized for trading.

         2.4      Indemnification.

                  (a) To the extent permitted by law, the Company will indemnify the Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the Act or any state securities law applicable to the Company in connection with any such registration, and will reimburse the Holder for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the indemnity contained in this Section shall not apply to amounts paid in settlement of any such claim, loss, damage liability or action if such settlement is effected without the consent of the Company (which consent will not be reasonably withheld) and provided further that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder relating to Holder.

                  (b) The Holder will indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person who controls the Company within this meaning of the Act, and each of its officers, directors and partners against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse the Company, such directors, officers, partners or persons for any reasonable investigating, defending, or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) relating to Holder (or any owner who is selling pursuant to Holder's registration rights hereunder) which is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; and provided further that the indemnity contained in this paragraph shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent will not be unreasonably withheld). Absent fraud by the Holder, in no event shall the liability of any Holder under this Subsection (b) and Subsection (d) below, taken together, exceed the gross proceeds received by such Holder in connection with such offering.

                  (c) Each party entitled to indemnification under this Section
2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to



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give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) To provide for just and equitable contribution in circumstances under which the indemnity contemplated by this Section 2.4 is for any reason not available under the circumstances provided in this Section 2.4 for such indemnity, the parties entitled to indemnification by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under
Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties shall be entitled, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. For purposes of this Section 2.4(d) each director and each officer of the Company who signed the registration statement, and each person, if any, who controls the Company or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

         2.5      Certain Information.

                       (1) As a condition to exercising the registration rights provided for herein, the Holder, with respect to any Registrable Securities included in any registration, shall furnish the Company such information regarding the Holder and the Registrable Securities as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Section 2.

                       (2) The Holder, with respect to any Registrable Securities included in any registration, shall cooperate in good faith with the Company and its underwriters, if one is used, in connection with such registration, including placing such shares in escrow or custody to facilitate the sale and distribution thereof.

                       (3) The Holder, with respect to any Registrable Securities included in any registration, shall make no further sales or other dispositions, or offers therefor, of such shares under such registration statement if, during the effectiveness of such registration statement, the Holder is informed that an intervening event has occurred which, in the opinion of counsel to the Company, makes the prospectus included in such registration statement no longer comply with the Securities Act until such time as the Holder has received from the Company copies of a new, amended or supplemented prospectus complying with the Securities Act.

         2.6 Transfer of Registration Rights. The rights granted to the Holder hereunder may not be assigned or transferred by the Holder.

         2.7 Standstill Agreement. The Holder agrees upon request of the underwriter(s) managing the Initial Public Offering, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any equity securities of the Company (other than those included in the registration or purchased in the open market) without the prior written consent of such underwriter(s), for such period of time following the effective date of the registration statement relating to the Initial Public Offering as may be requested by the underwriter(s); provided, however, that (i) such request shall not be for a period extending longer than that applicable to management shareholders of the Company and shall in no event exceed 180 days; (ii) this
Section 2.7 shall not limit the Holder's right to sell Registrable Securities pursuant to any piggyback registration right that the Holder may have pursuant to any registration rights or similar agreement binding upon the Company, and
(iii) any restrictions recommended by the underwriters are no more restrictive than those imposed on the management shareholders of the Company. The Company may impose stop-transfer instructions with respect to such securities subject to the foregoing restriction until the end of said lock-up period.



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3.       Miscellaneous.

         3.1 Term. The term of this Agreement shall begin on the date of this Agreement and expire upon the earlier of (i) December 31, 2001 or (ii) at the time at which the Registrable Securities become eligible to be sold or transferred pursuant to Rule 144(k), or any successor thereto.

         3.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         3.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         3.4 Entire Agreement: Amendment. This Agreement shall constitute the full and entire understanding and agreement between the parties with regard to the subject hereof. Except as expressly provided herein, this Agreement, or any provision hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Holder.

         3.5 Notices. Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, including Federal Express or similar courier service, addressed (a) if to the Holder, at the Holder's address set forth in the Stock Agreement, or (b) if to the Company, at 6250 N. Houston Rosslyn Road, Houston, Texas 77091, Attn:
Corporate Secretary, or at such other address as the Company shall have furnished to the other parties hereto.

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective upon receipt.

         3.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power, or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

         3.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         3.8 Validity. In the event that any provisions hereof are held to be invalid, illegal or against public policy, the remaining provisions hereof shall not be affected thereby. In such event, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible with respect to those provisions which were held to be invalid, illegal or against public policy.

         3.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.



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         IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this Agreement effective as of the date first set forth above.

                                    "COMPANY"

                                    MEGAWORLD, INC.

                                    By:
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                                             Charles D. McPhail, President


                                    "HOLDER"

                                    MOCKINGBIRD NETWORKS

                                    By:
                                       -----------------------------------------



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